UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05652
DREYFUS MUNICIPAL INCOME, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Municipal Income, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
33	Additional Information
36	Important Tax Information
36	Proxy Results
37	Information About the Review and Approval
of the Fund’s Management Agreement
41	Board Members Information
43	Officers of the Fund
45	Officers and Directors

FOR MORE INFORMATION

Back Cover

Dreyfus
Municipal Income, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Income, Inc., covering the 12-month period from October 1, 2005, through September 30, 2006.

After more than two years of steady and gradual increases, the Federal Reserve Board (the “Fed”) held short-term interest rates unchanged at its meetings in August and September.The Fed has indicated that the U.S. economy has moved to a slower-growth phase of its cycle, as evidenced by softening housing markets in many regions of the United States.Yet, energy prices have moderated from record highs, calming fears that the economy may fall into a full-blown recession.

Most sectors of the U.S. fixed-income market rallied in anticipation of and in response to the pause in the Fed’s tightening campaign, including municipal bonds. Investors apparently are optimistic that higher borrowing costs and moderating home values may wring current inflationary pressures from the economy. In addition, most states and municipalities have continued to report higher-than-expected tax receipts as a result of the recovering economy, helping to support the credit quality of many municipal bond issuers. As always, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current tax-managed needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Joseph P. Darcy, Senior Portfolio Manager

How did Dreyfus Municipal Income perform during the reporting period?

For the 12-month period ended September 30, 2006, the fund achieved a total return of 5.65% (on a net asset value basis).1 During the same period, the fund provided income dividends of $0.52 per share, which is equal to a distribution rate of 5.63% .2

After occasional bouts of weakness earlier in the reporting period, municipal bonds rallied during the summer of 2006 as inflation and interest-rate concerns eased. However, rising short-term interest rates earlier in the reporting period resulted in higher borrowing costs for the fund and some of the fund’s seasoned, higher-coupon holdings were redeemed early by their issuers, which eroded the fund’s income. Consequently, the fund’s dividend was reduced in February 2006.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We have constructed a portfolio by looking for income opportunities through analysis of each bond’s structure, including paying close attention to a bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment. When we believe that an opportunity presents itself, we seek to upgrade the portfolio’s investments with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity.

What other factors influenced the fund’s performance?

Early in the reporting period, the U.S. economy continued to grow robustly despite headwinds such as volatile energy prices and rising interest rates. Still, at the time, fixed-income investors appeared relatively unconcerned about inflation, helping to support returns in the municipal bond market.

Investor sentiment appeared to change in the spring of 2006, when hawkish comments by members of the Federal Reserve Board (the “Fed”) and rising energy prices raised renewed inflation concerns and sparked heightened market volatility. Inflation fears subsequently eased over the summer, when evidence of softening housing markets and less impressive employment gains suggested that the rate of economic growth might be moderating.The Fed lent credence to this view when it refrained from raising short-term interest rates further at its August and September meetings, the first pauses in its tightening campaign in more than two years. As a result of these factors, municipal bonds rallied over the summer, enabling the fund to post a solidly positive total return for the reporting period overall.

Supply-and-demand factors also supported municipal bond prices. Many states and municipalities have taken in more tax revenue than they originally projected, reducing their need to borrow. As a result, municipal bond issuance volume declined compared to the same period one year earlier, even as investor demand remained robust from individuals and institutions seeking competitive levels of tax-exempt

4

income. Consequently, investors have had more difficulty finding bonds that meet their criteria, especially in many of the higher tax states.

Throughout the reporting period, the fund continued to receive attractive levels of current income from its core holdings of seasoned securities. In addition, when making new purchases, we attempted to maximize the fund’s income by emphasizing premium-structured bonds with long-term maturities, including investment-grade bonds issued on behalf of health care facilities and securities backed by clearly identified sources of tax revenue. However, some of the fund’s higher-coupon holdings were redeemed early by their issuers, and we were unable to replace them with bonds with similar income characteristics. In addition, the fund’s income stream was reduced by higher borrowing costs related to its leveraging strategy.The fund consequently required an adjustment to its dividend in February 2006.

What is the fund’s current strategy?

In our view, the prospect of slower economic growth, benign inflation and favorable supply-and-demand dynamics may help support municipal bond prices over the foreseeable future.Accordingly, we generally have maintained the fund’s focus on long-term, income-oriented municipal securities.

October 16, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

STATEMENTSELECTED INFORMATIONOF INVESTMENTS
September 30, 2006 (Unaudited)

Market Price per share September 30, 2006	$9.17
Shares Outstanding September 30, 2006	20,589,320
American Stock Exchange Ticker Symbol	DMF

MARKET PRICE (AMERICAN STOCK EXCHANGE)

Fiscal Year Ended September 30, 2006

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006

High	$9.35	$9.31	$8.94	$9.17
Low	8.58	8.80	8.57	8.65
Close	8.90	8.91	8.63	9.17

PERCENTAGE GAIN (LOSS) based on change in Market Price*

October 24, 1988 (commencement of operations)
through September 30, 2006		212.02%
October 1, 1996 through September 30, 2006		84.02
October 1, 2001 through September 30, 2006		46.85
October 1, 2005 through September 30, 2006		3.86
January 1, 2006 through September 30, 2006		7.41
April 1, 2006 through September 30, 2006		5.78
July 1, 2006 through September 30, 2006		7.70

NET ASSET VALUE PER SHARE
October 24, 1988 (commencement of operations)	$ 9.26
September 30, 2005	9.68
December 31, 2005	9.63
March 31, 2006	9.56
June 30, 2006	9.42
September 30, 2006	9.66

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

October 24, 1988 (commencement of operations)
through September 30, 2006	254.88%
October 1, 1996 through September 30, 2006	93.05
October 1, 2001 through September 30, 2006	39.45
October 1, 2005 through September 30, 2006	5.65
January 1, 2006 through September 30, 2006	4.55
April 1, 2006 through September 30, 2006	3.84
July 1, 2006 through September 30, 2006	3.92

* With dividends reinvested.

6

STATEMENT OF INVESTMENTS
September 30, 2006

Long-Term Municipal	Coupon	Maturity	Principal
Investments—157.4%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—8.7%
Jefferson County,
Limited Obligation School
Warrants	5.50	1/1/21	4,000,000	4,354,640
Jefferson County,
Sewer Revenue, Capital
Improvement (Insured; FGIC)	5.75	2/1/09	7,500,000 [a]	7,941,450
The Board of Trustees of the
University of Alabama, HR
(University of Alabama at
Birmingham) (Insured; MBIA)	5.88	9/1/10	4,620,000 [a]	5,052,478
Alaska—3.5%
Alaska Housing Finance Corp.,
General Mortgage Revenue
(Insured; MBIA)	6.05	6/1/39	6,845,000	7,053,225
Arkansas—1.5%
Independence County,
PCR (Entergy Arkansas Inc.
Project)	5.00	1/1/21	3,000,000	3,071,070
California—13.5%
ABAG Financial Authority for
Nonprofit Corps., Insured
Revenue, COP (Odd Fellows
Home of California)	6.00	8/15/24	5,000,000	5,128,850
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	5,000,000	5,003,250
California Educational Facilities
Authority, Revenue
(Mills College)	5.00	9/1/34	2,000,000	2,056,760
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	2,500,000	2,756,075
California Housing Finance Agency,
Home Mortgage Revenue	4.80	8/1/36	2,500,000	2,516,125
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/10	3,545,000 [a]	3,946,436

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Statewide Communities
Development Authority, COP
(Catholic Healthcare West)	6.50	7/1/20	1,455,000	1,596,848
Golden State Tobacco
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.80	6/1/42	3,000,000	3,662,550
Colorado—10.6%
Colorado Springs,
HR	6.38	12/15/10	2,835,000 [a]	3,156,999
Colorado Springs,
HR	6.38	12/15/30	2,890,000	3,152,007
Denver City and County,
Special Facilities Airport
Revenue (United Airlines
Project)	6.88	10/1/32	2,480,000 [b]	3,168,200
University of Northern Colorado
Board of Trustees, Auxiliary
Facilities System Revenue
(Insured; FSA)	6.02	6/1/35	11,000,000 [c,d]	11,588,500
District of Columbia—1.6%
District of Columbia,
Revenue (Catholic University
America Project)
(Insured; AMBAC)	5.63	10/1/29	2,080,000	2,206,048
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA, FNMA,
GNMA and GIC; Trinity Funding)	7.45	12/1/30	895,000	901,328
Florida—1.4%
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/09	30,000 [a]	32,281
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	1,470,000	1,560,376
South Lake County Hospital
District, Revenue (South Lake
Hospital Inc.)	5.80	10/1/34	1,095,000	1,143,552

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia—.5%
Milledgeville and Baldwin County
Development Authority, Revenue
(Georgia College and State
University Foundation Property
III, LLC Student Housing
System Project)	5.25	9/1/19	1,000,000	1,064,420
Illinois—10.4%
Chicago
(Insured; FGIC)	6.13	7/1/10	3,685,000 [a]	4,048,599
Chicago
(Insured; FGIC)	6.13	7/1/10	315,000 [a]	346,081
Illinois Development Finance
Authority, Revenue (Community
Rehabilitation Providers
Facilities Acquisition Program)	8.75	3/1/10	65,000	65,667
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	5,800,000 [a]	6,355,640
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System)	6.25	11/15/09	7,000,000 [a]	7,609,630
Illinois Health Facilities
Authority, Revenue (Swedish
American Hospital)	6.88	5/15/10	2,000,000 [a]	2,215,080
Indiana—1.4%
Franklin Township School Building
Corp., First Mortgage	6.13	7/15/10	2,500,000 [a]	2,771,475
Kansas—1.3%
Unified Government of Wyandotte
County/Kansas City, Tax-Exempt
Sales Tax Special Tax
Obligation Revenue
(Redevelopment Project Area B)	5.00	12/1/20	2,500,000	2,607,250
Maryland—4.9%
Maryland Economic Development
Corp., Student Housing Revenue
(University of Maryland,
College Park Project)	5.63	6/1/13	2,000,000 [a]	2,219,680

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Health and Higher
Educational Facilities
Authority, Revenue (The John
Hopkins University Issue)	6.00	7/1/09	7,000,000 [a]	7,514,290
Massachusetts—9.1%
Massachusetts Bay Transportation
Authority, Assessment	5.00	7/1/14	5,000,000 [a]	5,457,400
Massachusetts Development Finance
Agency, SWDR (Dominion Energy
Brayton Point Issue)	5.00	2/1/36	2,000,000	2,052,260
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health)	6.00	7/1/31	2,500,000	2,712,900
Massachusetts Housing Finance
Agency, SFHR	5.00	12/1/31	2,500,000	2,559,875
Massachusetts Industrial Finance
Agency, Water Treatment
Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	5,235,000	5,274,838
Michigan—3.5%
Hancock Hospital Finance
Authority, Mortgage Revenue
(Portgage Health)
(Insured; MBIA)	5.45	8/1/47	2,200,000	2,261,094
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	4,785,000	4,784,569
Minnesota—1.4%
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/10	2,420,000 [a]	2,696,219
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000	86,820

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Mississippi—3.0%
Mississippi Business Finance
Corp., PCR (System Energy
Resource Inc. Project)	5.88	4/1/22	6,000,000	6,029,280
Missouri—4.1%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue
(Branson Landing Project)	5.00	6/1/35	2,500,000	2,551,850
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue
(BJC Health System)	5.25	5/15/32	2,500,000	2,635,275
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony’s Medical Center)	6.25	12/1/10	2,500,000 [a]	2,773,350
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	6.30	9/1/25	180,000	182,011
Nevada—2.2%
Clark County,
IDR (Southwest Gas Corp.
Project) (Insured; AMBAC)	6.10	12/1/38	4,000,000	4,344,000
New Jersey—.9%
New Jersey Economic Development
Authority, Cigarette Tax
Revenue	5.50	6/15/31	1,610,000	1,695,153
New Mexico—2.4%
Farmington,
PCR (Public Service Co. of
New Mexico San Juan Project)	6.30	12/1/16	3,000,000	3,070,440
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program
(Collateralized: FHLMC
and GNMA)	6.85	9/1/31	1,660,000	1,674,326

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York—2.3%
Long Island Power Authority,
Electric System Revenue	5.00	9/1/27	1,500,000	1,567,260
New York State Dormitory
Authority, Catholic Health
Services of Long Island
Obligated Group Revenue (Saint
Francis Hospital Project)	5.00	7/1/27	2,930,000	3,020,947
North Carolina—3.2%
Gaston County Industrial
Facilities and Pollution
Control Financing Authority,
Exempt Facilities Revenue
(National Gypsum Co. Project)	5.75	8/1/35	1,500,000	1,589,310
North Carolina Eastern Municipal
Power Agency, Power System
Revenue	5.13	1/1/26	3,000,000	3,118,440
North Carolina Housing Finance
Agency, Home Ownership Revenue	6.25	1/1/29	1,525,000	1,577,124
Ohio—4.7%
Cuyahoga County,
Hospital Improvement
Revenue (The Metrohealth
System Project)	6.13	2/15/09	5,000,000 [a]	5,334,500
Ohio Housing Finance Agency,
Residential Mortgage Revenue
(Collateralized; GNMA)	5.75	9/1/30	105,000	105,879
Rickenbacker Port Authority,
Capital Funding Revenue (OASBO
Expanded Asset Pooled)	5.38	1/1/32	3,590,000	3,988,418
Oklahoma—1.3%
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/29	2,500,000	2,643,950
Pennsylvania—7.8%
Delaware County Industrial
Development Authority, Water
Facilities Revenue (Aqua
Pennsylvania, Inc. Project)
(Insured; FGIC)	5.00	11/1/38	3,375,000	3,512,396

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Economic Development
Financing Authority, RRR
(Northampton Generating
Project)	6.60	1/1/19	3,500,000	3,541,160
Sayre Health Care Facilities
Authority, Revenue
(Guthrie Health)	5.88	12/1/31	7,750,000	8,389,220
South Carolina—10.8%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000	5,141,500
Medical University of South
Carolina, Hospital Facilities
Revenue	6.00	7/1/09	2,500,000 [a]	2,679,575
Piedmont Municipal Power Agency,
Electric Revenue	5.25	1/1/21	3,500,000	3,562,405
Securing Assets for Education,
Installment Purchase Revenue
(Berkeley County School
District Project)	5.13	12/1/30	2,500,000	2,637,750
Tobacco Settlement Revenue
Management Authority, Tobacco
Settlement Asset-Backed Bonds	6.38	5/15/28	2,900,000	3,128,143
Tobacco Settlement Revenue
Management Authority, Tobacco
Settlement Asset-Backed Bonds	6.38	5/15/30	3,750,000	4,311,525
Texas—13.4%
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport, Joint
Revenue Improvement
(Insured; FSA)	5.00	11/1/35	2,500,000	2,532,700
Gregg County Health Facilities
Development Corp., HR (Good
Shephard Medical Center
Project) (Insured; Radian)	6.38	10/1/25	2,500,000	2,741,500

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Harris County Health Facilities
Development Corp., HR
(Memorial Hermann
Healthcare System)	6.38	6/1/11	3,565,000 [a]	4,011,980
Industrial Development Corp. of
Port of Corpus Christi,
Revenue (Valero Refining and
Marketing Co. Project)	5.40	4/1/18	2,350,000	2,431,686
Port of Corpus Christi Authority
of Nueces County, Revenue
(Union Pacific Corp. Project)	5.65	12/1/22	4,500,000	4,723,380
Sabine River Authority,
PCR (TXU Energy Co.
LLC Project)	6.15	8/1/22	2,500,000	2,717,850
Texas
(Veterans Housing Assistance
Program) (Collateralized; FHA)	6.10	6/1/31	7,000,000	7,377,510
Utah—.1%
Utah Housing Finance Agency,
Single Family Mortgage
(Collateralized; FHA)	6.00	1/1/31	235,000	239,472
Vermont—1.1%
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Saint Michael’s
College Project)	6.00	10/1/28	1,500,000	1,682,400
Vermont Housing Finance Agency,
Single Family Housing
(Insured; FSA)	6.40	11/1/30	565,000	572,531
Washington—2.7%
Washington Higher Educational
Facilities Authority, Revenue
(Whitman College)	5.88	10/1/09	5,000,000 [a]	5,331,550

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

West Virginia—3.8%
Braxton County,
SWDR (Weyerhaeuser Co. Project)	5.80	6/1/27	7,450,000	7,635,505
Wisconsin—5.1%
Badger Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.00	6/1/28	2,500,000	2,802,975
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc,)	5.60	2/15/29	4,975,000	5,164,747
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	2,000,000	2,109,700
Wyoming—.8%
Sweetwater County,
SWDR (FMC Corp. Project)	5.60	12/1/35	1,500,000	1,583,865
U.S. Related—14.4%
Puerto Rico Highway and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	6.10	7/1/38	8,000,000 [c,d]	8,227,720
Puerto Rico Highway and
Transportation Authority,
Transportation Revenue
(Insured; MBIA)	6.10	7/1/38	10,000,000 [c,d]	10,284,650
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/46	2,000,000	2,060,440
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.96	7/1/15	8,000,000 [c,d]	8,225,800
Total Long-Term
Municipal Investments
(cost $293,903,066)				313,015,983

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.4%	Rate (%)	Date	Amount ($)	Value ($)

Montana;
Montana Facility Finance
Authority, Revenue (Sisters of
Charity of Leavenworth Health
System) (Liquidity Facility;
JPMorgan Chase Bank)
(cost $700,000)	3.89	10/1/06	700,000 [e]	700,000

Total Investments (cost $294,603,066)			157.8%	313,715,983
Liabilities, Less Cash And Receivables			(7.5%)	(14,876,684)
Preferred Stock, at redemption value			(50.3%)	(100,000,000)
Net Assets Applicable
to Common Shareholders			100.0%	198,839,299

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Non-income producing security; interest payments in default.
[c] Collateral for floating rate borrowings.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, these securities amounted to $38,326,670 or 19.3% of net assets applicable to common shareholders.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.
[f] At September 30, 2006, the fund had $52,222,206 or 26.3% of net assets applicable to common shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

16

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%)†

AAA	Aaa		AAA	23.1
AA	Aa		AA	16.8
A	A		A	29.9
BBB	Baa		BBB	25.7
B	B		B	1.2
Not Rated [g]	Not Rated [g]		Not Rated [g]	3.3
				100.0

†	Based on total investments.
[g]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	294,603,066	313,715,983
Cash		76,131
Interest receivable		4,921,696
Prepaid expenses		13,201
		318,727,011

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		189,071
Payable for floating rate notes issued		18,500,000
Dividends payable to Common Shareholders		844,162
Interest and related expenses payable		198,652
Dividends payable to Preferred Shareholders		29,229
Commissions payable		14,130
Accrued expenses		112,468
		19,887,712

Auction Preferred Stock, Series A and B,
par value $.001 per share (4,000 shares issued
and outstanding at $25,000 per share
liquidation preference)—Note 1		100,000,000

Net Assets applicable to Common Shareholders ($)		198,839,299

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,589,320 shares issued and outstanding)		20,589
Paid-in capital		185,575,995
Accumulated distributions in excess of investment income—net		(139,676)
Accumulated net realized gain (loss) on investments		(5,730,526)
Accumulated net unrealized appreciation
(depreciation) on investments		19,112,917

Net assets applicable to Common Shareholders		198,839,299

Shares Outstanding
(110 million shares authorized)		20,589,320
Net Asset Value, per share of Common Stock ($)		9.66

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Year ended September 30, 2006

Investment Income ($):
Interest Income	16,623,357
Expenses:
Management fee—Note 3(a)	2,078,278
Commission fees—Note 1	266,456
Interest and related expenses	547,918
Professional fees	73,098
Shareholders’ reports	59,313
Shareholder servicing costs—Note 3(b)	44,360
Custodian fees—Note 3(b)	37,231
Registration fees	16,667
Directors’ fees and expenses—Note 3(c)	10,256
Interest expense—Note 2	852
Miscellaneous	36,872
Total Expenses	3,171,301
Investment Income-Net	13,452,056

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	553,292
Net unrealized appreciation (depreciation) on investments	(804,643)
Net Realized and Unrealized Gain (Loss) on Investments	(251,351)
Dividends on Preferred Stock	(3,125,231)
Net Increase in Net Assets Resulting from Operations	10,075,474

See notes to financial statements.
20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2006	2005

Operations ($):
Investment income—net	13,452,056	13,930,895
Net realized gain (loss) on investments	553,292	238,665
Net unrealized appreciation
(depreciation) on investments	(804,643)	4,113,220
Dividends on Preferred Stock	(3,125,231)	(1,996,049)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,075,474	16,286,731

Dividends to Common Shareholders from ($):
Investment income—net	(10,624,089)	(12,677,010)

Capital Stock Transactions ($):
Dividends reinvested	—	383,217
Total Increase (Decrease) in Net Assets	(548,615)	3,992,938

Net Assets ($):
Beginning of Period	199,387,914	195,394,976
End of Period	198,839,299	199,387,914
Undistributed (distributions in
excess of) investment income—net	(139,676)	169,528

Capital Share Transactions (Shares):
Increase in Shares Outstanding as a	—	40,170
Result of Dividends Reinvested

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

		Year Ended September 30,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	9.68	9.51	9.51	9.78	9.66
Investment Operations:
Investment income—net [a]	.65	.68	.69	.72	.76
Net realized and unrealized
gain (loss) on investments	.00[b]	.21	.09	(.24)	.00[b]
Dividends on Preferred Stock
from investment income—net	(.15)	(.10)	(.06)	(.07)	(.08)
Total from Investment Operations	.50	.79	.72	.41	.68
Distributions to Common Shareholders:
Dividends from investment income—net	(.52)	(.62)	(.72)	(.68)	(.56)
Net asset value, end of period	9.66	9.68	9.51	9.51	9.78
Market value, end of period	9.17	9.35	10.25	9.69	9.60

Total Return (%) [c]	3.86	(2.58)	14.08	8.48	17.28

22

		Year Ended September 30,

	2006	2005	2004	2003	2002

Ratios/Supplemental Data (%):
Ratio of total expenses to average
net assets applicable
to Common Stock [d]	1.61	1.48	1.40	1.42	1.44
Ratio of net investment income
to average net assets applicable
to Common Stock [d]	6.83	7.03	7.29	7.60	7.93
Ratio of total expenses
to total average net assets [e]	1.06	.99	.93	.94	.94
Ratio of net investment income
to total average net assets	4.53	4.67	4.81	5.02	5.23
Portfolio Turnover Rate	10.09	12.62	6.72	9.88	5.32
Asset coverage of Preferred Stock,
end of period	300	299	295	294	299

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	198,839	199,388	195,395	194,390	199,361
Preferred Stock outstanding,
end of period ($ x 1,000)	100,000	100,000	100,000	100,000	100,000

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Calculated based on market value.
[d]	Does not reflect the effect of dividends to Preferred Stockholders.
[e]	Ratio of total expenses to average net assets for all periods have been restated.This restatement has no impact on the
	fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).The fund’s Common Stock trades on the American Stock Exchange under the ticker symbol DMF.

The fund has outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry to represent holders of APS on the fund’s Board of Directors.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

24

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986,as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On September 28, 2006, the Board of Directors declared a cash dividend of $.041 per share from investment income-net, payable on November 1, 2006 to Common Shareholders of record as of the close of business on October 16, 2006.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days for Series A and Series B.The dividend rates in effect at September 30, 2006 were as follows: Series A 3.54% and Series B 3.59% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax

26

returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At September 30, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $739,082, accumulated capital losses $5,820,963 and unrealized appreciation $19,203,354.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to September 30, 2006. If not applied, $356,456 of the carryover expires in fiscal 2008, $619,742 expires in fiscal 2009, $1,413,550 expires in fiscal 2010, $360,799 expires in fiscal 2011 and $3,070,416 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2006 and September 30, 2005, were as follows: tax exempt income $13,749,320 and $14,673,059, respectively.

During the period ended September 30, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $11,939 and increased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily borrowings outstanding under the line of credit during the period ended September 30, 2006, was approximately $20,300 with a related weighted average annualized interest rate 4.20% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended September 30, 2006, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Mellon Bank, N.A. (“Mellon”), an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2006, the fund was charged $14,916 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2006, the fund was charged $37,231 pursuant to the custody agreement.

During the period ended September 30, 2006, the fund was charged $4,374 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $171,615, chief compliance officer fees $2,274, custodian fees $4,470 and transfer agency per account fees $10,712.

28

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2006, amounted to $29,802,533 and $29,124,920, respectively.

At September 30, 2006, the cost of investments for federal income tax purposes was $276,012,629; accordingly, accumulated net unrealized appreciation on investments was $19,203,354, consisting of $19,334,197 gross unrealized appreciation and $130,843 gross unrealized depreciation.

NOTE 5—Restatement

Subsequent to the issuance of the September 30, 2006 financial statements, the fund determined that the transfers of certain tax-exempt municipal bond securities by the fund to special purpose bond trusts in connection with participation in inverse floater structures do not qualify for sale treatment under Statement of Financial Accounting Standard No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and should have been accounted for as a secured borrowing.

The correction of the above item resulted in the restatement of the ratio of total expenses of the financial highlights table as shown below:

Ratio of Total Expenses	2006	2005	2004	2003	2002

Common Stock:
As previously reported	1.33	1.32	1.31	1.33	1.33
As restated	1.61	1.48	1.40	1.42	1.44
Common and Preferred Stocks:
As previously reported	.88	.88	.87	.88	.87
As restated	1.06	.99	.93	.94	.94

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value per share or total return.

In addition, the statement of investments, the statement of assets and liabilities and the statement of operations were also restated as follows:

	2006	2006
As Previously Reported		As Restated

Portfolio of Investments:
Total investments	295,215,983	313,715,983
Identified cost	276,103,066	294,603,066
Other assets and liabilities	3,623,316	(14,876,684)
Statement of Assets and Liabilities:
Total investments in
securities, at value	295,215,983	313,715,983
Identified cost	276,103,066	294,603,066
Interest receivable	4,723,044	4,921,696
Total assets	300,028,359	318,727,011
Payable for floating rate notes issued	—	18,500,000
Interest and related expenses payable	—	198,652
Total liabilities	1,189,060	19,887,712
Statement of Operations:
Investment income—Interest	16,075,439	16,623,357
Expenses—Interest and related expenses	—	547,918
Total expenses	2,623,383	3,171,301

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of September 30, 2006.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2006, the results of its operations for the year then ended, the changes in its net

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 5, the statement of assets and liabilities, including the statement of investments, as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein have been restated.

32

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the “Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder’s name and address as they appear on the Agent’s records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The Fund 33

ADDITIONAL INFORMATION (Unaudited) (continued)

The fund pays the Agent’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Agent on at least 90 days’ written notice to Plan participants.

Managed Dividend Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per

34

share net asset value of the fund’s common stock. In order to benefit Common shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended September 30, 2006, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund’s portfolio.

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2006 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock (“APS”) voted together as a single class on the following proposals presented at the annual shareholders’ meeting held on May 11, 2006 as follows:

			Shares

		For	Authority Withheld

To elect two Class I Directors: †
	Clifford L. Alexander, Jr.	17,563,434	358,393
	David W. Burke	17,552,829	368,998
To elect one Class II Director: ††
	Lucy Wilson Benson	17,540,335	381,492

†	The terms of these Class I Directors expire in 2009.
††	The term of the Class II Director expires in 2007.

36

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 11 and 12, 2006, the Board considered the re-approval for an annual period (through August 31, 2007) of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives noted the fund’s closed-end structure, the relationships Dreyfus has with various intermediaries complex-wide and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing services to intermediaries and shareholders.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of closed-end leveraged general municipal debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all closed-end leveraged general municipal debt funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2006. The Board noted that the fund’s yield for one-year periods ended May 31st for 1997 - 2006 variously was above and below the Performance Group and Performance Universe medians, measured on both a net asset value basis and a market price basis.The Board members noted that the fund’s total return performance based on net asset value was at or above the Performance Group and Performance Universe medians for all periods (except the 10-year comparison to the Performance Universe), while market price total return was variously at, above and below the Performance Group and below the Performance Universe medians for the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of its Lipper category average.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund’s management fee was at or above the Expense Group and Expense Universe medians based on either common shares alone or common and preferred shares together.The fund’s expense ratios based on common shares alone and based on common and preferred shares together were approximately equal to the corresponding medians of the Expense Group, although higher than Expense Group and Expense Universe medians.

Representatives of Dreyfus noted the other closed-end funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies and included in the fund’s Lipper category (the “Similar Funds”), and stated that there were no other funds or accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.The Board members considered the rel-

38

evance of the fee information provided for the Similar Funds managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. It also was noted that the profitability percentage for managing the fund was within ranges

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the fund’s overall performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

40

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—National Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 45

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,374 in 2005 and $36,008 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2005 and $21,922 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,848 in 2005 and $3,235 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $761,002 in 2005 and $443,981 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Lucy Wilson Benson
Clifford L. Alexander
David W. Burke
Whitney Gerard
Joseph S. DiMartino
George L. Perry

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6. Schedule of Investments.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee and full Board of Trustees of the Registrant:

Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
(a) (1)	The following information is as of November 28, 2006, the date of the filing of this report:

     Joseph Darcy has been the primary portfolio manager of the Registrant since August 1999 and has been employed by The Dreyfus Corporation (“Dreyfus”) since May, 1994.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

     Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, James Welch, Bill Vasiliou and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: portfolio performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus' pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

     Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager's performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus' Chief Investment Officer's evaluation of the portfolio manager's performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus' Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Joseph Darcy	4	$ 2.6 billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Dollar Range of Fund
Portfolio Manager	Fund Name	Shares Beneficially Owned
Joseph Darcy	Dreyfus Municipal Income, Inc.	None

     Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

     Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

     Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Registrant has revised its internal control over financial reporting with respect to a change in accounting for investments in certain inverse floater structures. As a consequence of this change, Dreyfus Municipal Income, Inc. has restated one or more sections of certain of its historical financial statements to account for these investments as secured borrowings and to report the related income and expense.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL INCOME, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
Chief Executive Officer

Date:	February 20, 2007

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	February 20, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)